Goodwill	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
Goodwill	Goodwill
The following table provides details about the changes in the carrying amounts of goodwill for the years ended December 31, 2024 and 2023. BCE’s groups of CGUs for purposes of goodwill impairment testing correspond to our reporting segments.

	Note	Bell CTS	Bell Media	BCE
Balance at January 1, 2023		7,960	2,946	10,906
Acquisitions, disposition and other	4	139	(81)	58
Reclassified to assets held for sale	16	—	(22)	(22)
Balance at December 31, 2023		8,099	2,843	10,942
Acquisitions	4	167	284	451
Impairment losses	8	—	(1,132)	(1,132)
Balance at December 31, 2024		8,266	1,995	10,261
Impairment testing
Goodwill is tested annually for impairment or when there is an indication that goodwill might be impaired, by comparing the carrying value of a CGU or group of CGUs to its recoverable amount, where the recoverable amount is the higher of fair value less costs of disposal and value in use.
In Q3 2024, due to a continued decline in advertising demand and spending in the linear advertising market for Bell Media TV services and radio markets, there was an indicator that goodwill might be impaired for the Bell Media group of CGUs. Consequently, an impairment charge of $1,132 million was recognized in Impairment of assets in the income statements.
In Q4 2024, we completed the required annual goodwill impairment test for each of our CGUs or groups of CGUs to which goodwill is allocated. There was no further impairment of goodwill for the Bell Media group of CGUs.
Recoverable amount
The recoverable amount for the Bell CTS group of CGUs is its value in use. The recoverable amount for the Bell Media group of CGUs is its fair value less cost of disposal.
The recoverable amount for our groups of CGUs is determined by discounting five-year cash flow projections derived from business plans reviewed by senior management. The projections reflect management’s expectations of revenue, adjusted EBITDA, capital expenditures, working capital and operating cash flows, based on past experience and future expectations of operating performance, including any impact from changes in interest rates and inflation.
Cash flows beyond the five-year period are extrapolated using perpetuity growth rates. None of the perpetuity growth rates exceed the long-term historical growth rates for the markets in which we operate.
The discount rates are applied to the cash flow projections and are derived from the weighted average cost of capital for each group of CGUs.
The following table shows the key assumptions used to estimate the recoverable amounts of our groups of CGUs.

	Assumptions used
Groups of CGUs	Perpetuity growth rate	Discount rate
Bell CTS	1.5%	7.0%
Bell Media	0.5%	10.5%
We believe that any reasonable possible change in the key assumptions on which the estimate of recoverable amount of the Bell CTS group of CGUs is based would not cause its carrying amount to exceed its recoverable amount.
We have made certain assumptions as to the perpetuity and discount rates used to estimate the fair value of the Bell Media group of CGUs as well as in the five-year cash flow projections derived from business plans reviewed by management. These assumptions and projections may differ or change quickly given that the Canadian traditional TV and radio advertising market is expected to be impacted by audience declines as the advertising market growth continues to shift towards digital. A negative change to any of these assumptions and projections may result in a further impairment of goodwill for the Bell Media group of CGUs.